Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,214.50
Total Offset Amount	6,214.50
Net Fee	$ 0.00